October 19, 2026
Summary Prospectus

Hartford High Yield ETF
Ticker:	HINC	Exchange:	The NASDAQ Stock Market LLC
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, when available, and other information about the Fund, including the Fund’s daily net asset value, online at http://www.hartfordfunds.com/etf-prospectuses.html. You can also get this information at no cost by calling 1-800-456-7526 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated August 5, 2026, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks to provide high current income, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses(1)	0.06%
Total annual fund operating expenses	0.51%
Fee waiver and/or expense reimbursement(2)	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.50%
(1) “Other expenses” are estimated for the current fiscal year.
(2) Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses to 0.50%. This contractual arrangement will remain in effect through February 29, 2028 unless the Board of Trustees of Hartford Funds Exchange-Traded Trust approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The example assumes that:
●
Your investment has a 5% return each year
●
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3	Year 5	Year 10
$51	$163	$284	$640
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the

Fund completes its first fiscal year. During the fiscal year ended October 31, 2025, the portfolio turnover rate of the Predecessor Fund (as defined below) was 51% of the average value of its portfolio. During the most recent semi-annual period ended on April 30, 2026, the portfolio turnover rate for the Predecessor Fund was 46% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (also referred to as “junk bonds”). In seeking to achieve the Fund’s investment objective, the sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return. The Fund may invest in various types of debt securities, but primarily invests in corporate bonds.
The Fund may invest up to 30% of its net assets in securities of foreign issuers, including non-dollar securities. Wellington Management generally seeks to hedge any foreign currency exposure back to U.S. dollars. The Fund may invest in bonds of any maturity or duration. The Fund may make use of derivative investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk (including mitigating the effects of foreign currency fluctuations), to replicate securities the Fund could buy that are not currently available in the market, to manage liquidity, or for other investment purposes. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S.
As part of the portfolio construction process, Wellington Management combines its top-down strategy with its bottom-up fundamental research. As part of this process, Wellington Management focuses on risk management; analysis of the business cycle; and sector and quality positioning. Wellington Management believes that opportunities arise when there are inefficiencies in the high yield market. To seek to take advantage of such inefficiencies, Wellington Management seeks to identify mispriced securities as part of the investment process.
Non-investment grade securities are securities rated “Ba” or lower by Moody’s Ratings, “BB” or lower by S&P Global Ratings or “BB” or lower by Fitch Ratings, Inc., or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Debt securities include fixed income securities of any type, including but not limited to, corporate debt (including bonds), bank loans, loan participation interests, government debt, and other securities that have debt-like characteristics, such as certain convertible bonds and preferred securities. Debt securities may pay fixed, variable or floating interest rates. The Fund may invest up to 20% of its net assets in bank loans and loan participation interests. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The Fund may not always remain fully invested. For instance, when Wellington Management believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or cash equivalents may increase.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events (or threat thereof), such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.

Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s foreign investments. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.

Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Cash Position Risk –  When the Fund is not fully invested, the Fund is subject to the risk that it will not participate in market advances to the same extent that it would if it remained fully invested, which may prevent the Fund from achieving its investment objective.
Market Price Risk –  The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. In addition, because liquidity in certain underlying portfolio securities may fluctuate over time, shares of the Fund may, at times, trade at a larger than normal premium or discount to NAV. In addition, to the extent certain of the Fund’s portfolio securities are trading on days or at times the Fund’s shares are not trading, bid-ask spreads and the resulting premium or discount to the NAV of the Fund’s shares may widen. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Investment Manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Where all or a portion of the Fund’s underlying securities trade in a market that is closed, when the market in which the Fund shares are listed and trading is open, there may be changes between the last available quotation from the closed foreign market, and the value of such security during the Fund’s domestic trading day. This could lead to differences between the market price of the Fund shares and the underlying value of the Fund’s holdings. In addition, unlike many ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Cash Transactions Risk –  The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Because the Fund may effect redemptions for cash rather than in-kind, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Authorized Participant Concentration Risk –  Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants on an agency basis (i.e., on behalf of other market participants), and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below provides some indication of the risks of investing in the Fund. Keep in mind that past performance (before and after taxes), as shown for the Predecessor Fund (as defined below), does not indicate future results. Updated performance information is available at hartfordfunds.com. Prior to commencing operations, the Fund expects to acquire all eligible assets and liabilities of The Hartford High Yield Fund (the “Predecessor Fund”), which operates as a mutual fund, and adopt the accounting and performance history of

Class F of the Predecessor Fund (the “Conversion”). It is currently contemplated that the Conversion will occur on or about October 16, 2026 (“Conversion Date”). The returns shown for the periods ended on or prior to the Conversion Date are those of Class F of the Predecessor Fund, which commenced operations on February 28, 2017, and returns prior to February 28, 2017, reflect the returns of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund has not been adjusted to reflect the estimated fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. The Fund has the same investment objective and principal investment strategy as the Predecessor Fund. Prior to March 31, 2026, the Predecessor Fund pursued a modified investment strategy. The Fund’s performance prior to the Conversion Date may have been different if the Predecessor Fund operated as an ETF, the Fund’s fees and expenses were reflected prior to the Conversion Date, and the Fund’s current principal investment strategy had been in effect. The Predecessor Fund’s performance reflects fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart shows the performance of Class F shares of the Predecessor Fund for each calendar year for the last 10 years (performance prior to February 28, 2017, reflects the performance of the Predecessor Fund’s Class I shares) and shows how the Predecessor Fund’s total return has varied from year to year.
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	10.17%	June 30, 2020
Worst Quarter Return	-12.43%	March 31, 2020

The	year-to-date	return of Class F of the Predecessor Fund as of	June 30, 2026	was	1.52%	.
Average Annual Total Returns. The table below shows returns for the Predecessor Fund’s Class F shares over time compared to those of two indices. The Bloomberg US Corporate High Yield Bond Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by visiting our website at hartfordfunds.com.
Average annual total returns for periods ending December 31, 2025
Share Class	1 Year	5 Years	10 Years
Class F - Return Before Taxes*	9.23%	4.19%	6.00%
- Return After Taxes on Distributions*	6.42%	1.81%	3.63%
- Return After Taxes on Distributions and Sale of Fund Shares*	5.40%	2.13%	3.57%
Bloomberg US Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	8.62%	4.51%	6.53%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
*
Class F shares of the Predecessor Fund commenced operations on February 28, 2017 and performance prior to that date is that of the Predecessor Fund’s Class I shares. Performance prior to the inception date of Class F has not been adjusted to reflect the operating expenses of Class F.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Blake Huynh, CPA	Managing Director, Fixed Income Portfolio Manager and Credit Analyst	Involved with the Fund since October 2026 and the Predecessor Fund since March 2026
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into participant agreements with the Fund‘s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about the Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

8 October 19, 2026 SUM-HINC_10192026